UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 8, 2005


                           PAR TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       1-09720                 16-1434688
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


     PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY      13413-4991
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (315) 738-0600
                                                           --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On August 8, 2005, PAR Technology Corporation issued a press release announcing a Letter of Intent to acquire PixelPoint Technologies, Inc.

99.1 Press Release dated August 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PAR TECHNOLOGY CORPORATION



Date:  August 8, 2005                       By:  /s/ Ronald J. Casciano
                                                 -------------------------------
                                                 Ronald J. Casciano
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer

EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

  99.1                    Press Release dated August 8, 2005.

Exhibit 99.1 Press Release dated August 8, 2005.

CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com



              PAR TECHNOLOGY CORPORATION ANNOUNCES LETTER OF INTENT
                       TO ACQUIRE PIXELPOINT TECHNOLOGIES

o ACQUISITION TO ENHANCE PAR'S EXPANSION INTO FULL SERVICE RESTAURANTS AND INTERNATIONAL MARKETS

        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)


New Hartford, NY--August 8, 2005--PAR Technology Corporation (NYSE:PTC), a leading provider of integrated technology solutions to the hospitality industry, today announced that it has signed a letter of intent to acquire PixelPoint(R) Technologies, Inc. a privately held hospitality technology company.

The financial terms of the acquisition were not disclosed. The closing of the transaction is subject to customary closing conditions and is expected in the third quarter of 2005.

Based in suburban Toronto, Canada, PixelPoint operates with a commitment to the development of state-of-the-art hospitality management software. PixelPoint is an innovative leader, developing and marketing POS, WebPOS, Wireless and Enterprise software suites for the table service restaurant industry. It currently ships software in multiple languages and to virtually every major economic center worldwide.

PixelPoint is a premier supplier to the hospitality industry with over 5,000 installations in full-service restaurants around the globe. PixelPoint's software products are reliable, flexible and easy to use. Their integrated software solution includes HeadOffice(R) enterprise management, PocketPOS(TM) a wireless application that is seamless to their connected capability and allows remote order taking in the dining room, Web-to-Go(TM), on-line ordering capability for customers via the internet, and MemberShare(TM) an in-store and enterprise level Loyalty and Gift Card information sharing application.

Under the terms of the agreement, PixelPoint Technologies will continue to be managed by its senior management team and will be backed up by PAR's products, worldwide infrastructure and resources.

"This acquisition is a great match for PAR Technology. Over the past 18 months we have been focused on expanding our reach into new hospitality markets for PAR with new product offerings that allow us to leverage our existing infrastructure," said John W. Sammon, PAR's Chairman and CEO. "PixelPoint has a great reputation as an innovator to go along with a strong and loyal client base. This acquisition gives us access to hospitality markets and geographical areas PAR has not yet penetrated, and also provides an opportunity to offer PixelPoint clients additional PAR products and support services that will supplement the PixelPoint product lines. We look forward to continuing to support PixelPoint customers through PAR's service network and to facilitate PixelPoint's growth through resources now available to them as a result of the acquisition."

Sammon concluded, "This latest move is part of our global business growth strategy. The combination of PAR and PixelPoint is an ideal synergistic pairing that will combine the technological and personnel strengths of both companies."

Lino D'Angicco, Co-Founder and CEO of PixelPoint commented, "We are pleased to become part of a very successful organization, and even more so to be able to offer our PixelPoint customers the benefits of PAR's integrated solutions and services, their industry experience and financial strength. This proposed acquisition will certainly enable a much faster deployment of our products and services across the globe. We have experienced significant growth over the past few years and being part of the PAR family will propel our growth faster and more efficiently. The hospitality technology industry is at an exciting stage with interest in advanced products and services. We are clearly at the forefront of this technology."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence technology solutions. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 40,000 systems installed in more than 100 countries. PAR is also a leader in providing computer based system design and engineering services to the Department of Defense and other Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. More information can be found on the Company's website at WWW.PARTECH.COM.